UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2012

JWC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54202	27-3092187
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification Number)
of incorporation)

Bay Colony Corporate Center – North Entrance
1000 Winter Street – Suite 4300	02451
Waltham, Massachusetts	(Zip code)
(Address of principal executive offices)

(617) 753-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On August 15, 2012, members of JWC Acquisition, LLC (the “Sponsor”) purchased an aggregate of 425,594 shares of common stock (“Public Shares”) of JWC Acquisition Corp. (the “Company”) in the open market for $10.00 per share, and members of The Tile Shop, LLC (“The Tile Shop”) and a related person purchased an aggregate of 425,595 Public Shares in the open market for $10.00 per share. As a result of these purchases, the Company’s directors and executive officers as a group (nine individuals) beneficially own 2,424,013 shares or 16.7% of the outstanding shares of common stock of the Company. Following the consummation of the previously announced business combination (the “Business Combination”) between the Company and The Tile Shop, pursuant to which, through a series of transactions, the Company and The Tile Shop would be combined under a new holding company named Tile Shop Holdings, Inc. (“TS Holdings”), assuming the maximum number of Public Shares have been redeemed in connection with the Business Combination as described in the Registration Statement (defined below), (i) the Company’s directors and executive officers as a group (nine individuals) will beneficially own 8,479,920 shares or 17.8% of the outstanding shares of common stock of TS Holdings and (ii) the directors and executive officers of TS Holdings as a group (ten individuals) will beneficially own 17,861,998 shares or 39.6% of the outstanding shares of TS Holdings common stock.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, TS Holdings filed a Registration Statement on Form S-4 (File No. 333-182482) (the “Registration Statement”), which includes a preliminary proxy statement/prospectus, with the Securities and Exchange Commission (the “SEC”). The Registration Statement was declared effective by the SEC on August 2, 2012. On or about August 3, 2012, the proxy statement/prospectus was mailed to the stockholders of record of the Company on July 23, 2012. This material is not a substitute for the definitive proxy statement/prospectus regarding the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read the proxy statement/prospectus because it contains important information about The Tile Shop, TS Holdings, the Company and the proposed Business Combination.  Stockholders may obtain copies of the Registration Statement, which includes the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: JWC Acquisition Corp., Bay Colony Corporate Center - North Entrance, 1000 Winter Street - Suite 4300, Waltham, Massachusetts 02451, tel. (617) 753-1100, Attention: Jeffrey J. Teschke. If you have any questions about the Business Combination, you should contact the Company’s solicitor, which is assisting the Company in the solicitation of proxies, at:

Morrow & Co., LLC

470 West Avenue, Stamford, Connecticut 06902

Telephone: (800) 662-5200

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the proxy statement/prospectus for the proposed Business Combination.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 15, 2012

JWC Acquisition Corp.

By:	/s/ Jeffrey J. Teschke
Jeffrey J. Teschke
Vice President, Treasurer and Secretary